UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	March 2, 2005
(Date of earliest event reported):	(February 28, 2005)
Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |  |  Written communications pursuant to Rule 425 under the Securities Act

     |  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |  |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |  |  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

D&E COMMUNICATIONS, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01  Other Events

     On February 24, 2005, D&E Communications, Inc. established certain short-term incentive compensation arrangements pursuant to the short-term incentive plan, attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 2.01  Completion of Disposition of Assets

     On February 28, 2005, D & E Communications, Inc. completed the sale of its 8.19% interest in PenTeleData Limited Partnership I to the partnership for $2.9 million. Further details regarding the sale are contained in Exhibit 99.2, attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits:

         99.1     D&E Short Term Incentive Plan

         99.2     Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

D&E COMMUNICATIONS, INC. By: /s/ Thomas E. Morell
Date: March 2, 2005	Thomas E. Morell
Senior Vice President
Chief Financial Officer and Treasurer